UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2021

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
7000 Marina Blvd., Brisbane, California 94005
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by Sangamo Therapeutics, Inc. (“Sangamo”) on January 6, 2021, Sung Lee, Executive Vice President, Chief Financial Officer and Principal Financial Officer of Sangamo, notified Sangamo of his resignation from these positions and from his employment with Sangamo, in each case to be effective on February 1, 2021.

On January 22, 2021, Sangamo and Mr. Lee entered into a letter agreement (the “Letter Agreement”) pursuant to which Mr. Lee agreed to provide services to Sangamo in an independent contractor role for the period from February 2, 2021 through February 26, 2021. In this role during this period, Mr. Lee will no longer serve as Sangamo's Chief Financial Officer but will continue to serve as and perform the functions of Sangamo’s Principal Financial Officer in a consulting capacity and will consult for Sangamo on transition activities related to Sangamo’s financial matters, including the filing of Sangamo’s Annual Report on Form 10-K for the year ended December 31, 2020. Mr. Lee’s compensation for this independent contractor role will consist solely of a payment of $215,000, payable in one lump sum on February 26, 2021, which shall be deemed to be the annual cash bonus payable to him under Sangamo’s Amended and Restated Incentive Compensation Plan, subject to legally required withholdings. The foregoing description of the terms of the Letter Agreement is not intended to be complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is included hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Number	Description
10.1	Letter Agreement dated as of January 22, 2021 between Sangamo Therapeutics, Inc. and Sung Lee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: January 28, 2021	By:	/s/ Gary H. Loeb
	Name:	Gary H. Loeb
	Title:	Executive Vice President & General Counsel